Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Teucrium 2x Long Daily XRP ETF (XXRP)
a series of Listed Funds Trust

Supplement dated October 15, 2025
to the Prospectus and Summary Prospectus (together, the “Prospectuses”)
each dated April 6, 2025, as supplemented

The following is added as the last paragraph in the “FUND SUMMARY – Principal Investment Strategies” section in the Prospectuses:

The Fund may, but is not required to, take defensive actions to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility. Such defensive actions may include entering into offsetting positions or otherwise hedging the Fund’s exposure to XRP through the use of derivatives, including exchange-traded or over-the-counter (“OTC”) swaps, options or swaptions contracts, or investing a greater portion of the Fund’s assets in non-XRP related investments, such as cash and cash equivalents. However, because the Fund employs leverage and may be subject to unscheduled rebalancing, these measures may magnify losses or cause the Fund to realize losses already incurred. Taking defensive actions will also cause the Fund’s performance to deviate from two times (2x) the daily price performance of XRP and as a result, may cause the Fund to not achieve its investment objective. In addition, such defensive positioning may not prevent substantial or total loss of value. The Fund may engage in defensive investing for brief or extended periods depending on market conditions and other factors considered by the Adviser.

The following is added to the “FUND SUMMARY – Principal Investment Risks” section in the Prospectuses:

Loss Limitation Risk. While the Fund may implement protective measures intended to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility, such measures are limited in scope and effectiveness. The Fund’s leveraged positions can magnify losses in adverse markets, and an unscheduled rebalancing may cause the Fund to realize losses already incurred and/or restrict the Fund’s ability to benefit from subsequent market reversals. As a result, when loss limiting measures are taken, the Fund may not fully participate in favorable market movements and will not achieve its stated investment objective.

The following risks are added as sub-risks to the “Derivatives Risk” discussion in the “FUND SUMMARY – Principal Investment Risks” section of the Prospectuses:

Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in over-the-counter (“OTC”) markets. While the OTC markets are the primary trading venue for many derivatives, such markets are largely unregulated. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. Securities traded in these markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in OTC transactions may include an undisclosed dealer markup.

Swaptions Risk. There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular swaptions. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the Fund entered into the underlying swap. However, if the Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.

The last sentence in the second paragraph in the “ADDITIONAL INFORMATION ABOUT THE FUND – Principal Investment Strategies” section of the Prospectus is deleted.

The following is added after the “Swap Agreements” discussion in the “ADDITIONAL INFORMATION ABOUT THE FUND – Principal Investment Strategies” section of the Prospectus:

OTC Options

The Fund may engage in options and OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.

Swaptions

The Fund may engage in swaption transaction during periods of extreme volatility to preserve capital. A swaption is an OTC option that gives the purchaser of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the purchaser and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the option by the purchaser. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

The following is added to the “ADDITIONAL INFORMATION ABOUT THE FUND – Principal Investment Risks” section of the Prospectus:

Loss Limitation Risk. While the Fund may implement protective measures intended to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility, such measures are limited in scope and effectiveness. The Fund’s leveraged positions can magnify losses in adverse markets, and an unscheduled rebalancing may cause the Fund to realize losses already incurred and/or restrict the Fund’s ability to benefit from subsequent market reversals. As a result, when loss limiting measures are taken, the Fund may not fully participate in favorable market movements and will not achieve its stated investment objective.

The following risks are added as sub-risks to the “Derivatives Risk” discussion in the “ADDITIONAL INFORMATION ABOUT THE FUND – Principal Investment Risks” section of the Prospectus:

Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in OTC markets. While the OTC markets are the primary trading venue for many derivatives, such markets are largely unregulated. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. Securities traded in these markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in OTC transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the OTC option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Swaptions Risk. There can be no assurance that a liquid secondary market will exist for any particular swaption, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular swaptions. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally.

Please retain this Supplement with your Prospectus and
Summary Prospectus for future reference.
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